Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2013
RECENT ACCOUNTING PRONOUNCEMENTS [Abstract]
Recent Accounting Pronouncements
3.	RECENT ACCOUNTING PRONOUNCEMENTS

Recently Effective

In February of 2013, the FASB issued ASU 2013-02, “Comprehensive Income (Topic 220), Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”. The amendments in this ASU require an entity to provide information about amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income, but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income (for example, where amounts are reclassified to inventory), an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. For public entities, the amendments are effective with prospective application for reporting periods beginning after December 15, 2012. The Group adopted this ASU with effect from January 1, 2013; the adoption of this ASU did not have a material impact for the year ended December 31, 2013 as the amount of gains reclassified from accumulated other comprehensive income (loss) to net income was immaterial (Note 2(31)); moreover, this ASU is not reasonably expected in the future to have a material impact on the Group’s consolidated financial statements due to the relative insignificance of amounts included in accumulated other comprehensive income (loss) which qualify for potential reclassification based upon underlying events and/or the remote likelihood of reclassification.